MERRILL LYNCH LIFE INSURANCE COMPANY	ML LIFE INSURANCE COMPANY OF NEW YORK
Merrill Lynch Life Variable Annuity	ML of New York Variable Annuity
Separate Account A	Separate Account A
Supplement Dated June 1, 2010	Supplement Dated June 1, 2010
to the	to the
Prospectuses For	Prospectuses For
RETIREMENT POWER (Dated May 1, 2006)	RETIREMENT POWER (Dated May 1, 2004)
RETIREMENT OPTIMIZER (Dated May 1, 2004)	RETIREMENT OPTIMIZER (Dated May 1, 2004)
This supplement describes a change to the variable annuity contracts listed above (the “Contracts”) issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York. Please retain this supplement with your Prospectus for future reference.
On or about June 1, 2010 (“merger date”), the Van Kampen Life Investment Trust Capital Growth Portfolio and the Van Kampen Life Investment Trust Comstock Portfolio of the Van Kampen Life Investment Trust will merge into empty “shell funds” of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) trust and be renamed Invesco Van Kampen V.I. Capital Growth Fund and Invesco Van Kampen V.I. Comstock Fund, respectfully. This merger will not involve any change in the funds’ management, investment objective or policies because the surviving funds are empty “shell funds”.
Because of this merger, the Van Kampen Life Investment Trust Capital Growth Portfolio and Van Kampen Life Investment Trust Comstock Portfolio subaccounts (the “Subaccounts”) will be renamed Invesco Van Kampen V.I. Capital Growth Fund and Invesco Van Kampen V.I. Comstock Fund, respectfully.
No action is necessary on your part if you want to remain invested in the Subaccounts. If you do not wish to remain allocated to the Subaccounts, you may generally transfer your policy value allocated in these Subaccounts to any other subaccount listed in your Prospectus. However, please note that there may be negative consequences and you may lose certain benefits if your transfer or updated investment allocation violates any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging and asset rebalancing).
If you reallocate your policy value to another subaccount from the Invesco Van Kampen V.I. Capital Growth Fund or the Invesco Van Kampen V.I. Comstock Fund, you will not be charged for the transfer from those Subaccounts to another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.